SECOND AMENDMENT, dated as of September 15, 1998 (this
"Second Amendment"), to the Revolving Credit and Letter of Credit Facility Agreement, dated as of October 29, 1990, as amended and restated as of June 18, 1998 (as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among FINGERHUT COMPANIES, INC. (the "Borrower"), the Guarantors named therein, the Lenders parties thereto, NATIONSBANK, N.A., as Syndication Agent (in such capacity, the "Syndication Agent"), the Issuing Banks named therein, and THE CHASE MANHATTAN BANK, as administrative agent (in such capacity, the "Administrative Agent"). Unless otherwise defined herein, all capitalized terms defined in the Credit Agreement and used herein are so used as so defined.


                      W I T N E S S E T H :

          WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders enter into this Second
Amendment;

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:


                            ARTICLE I

                AMENDMENT TO THE CREDIT AGREEMENT

          Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of "Earnings Before Interest and Taxes" therein and substituting in lieu thereof the following definition:

                    "Earnings Before Interest and Taxes" shall mean, with respect to the Borrower and its Subsidiaries for any period, the sum for such period of
          (i) Consolidated Net Income, (ii) Consolidated Interest Expense and (iii) the provision for income taxes on a consolidated basis, in each case for such period, computed and calculated in accordance with GAAP consistently applied; provided that, for purposes of calculating Earnings Before Interest and Taxes in Section 6.01(a), up to $46,000,000 of charges in respect of (a) the Borrower's distribution facility located in Spanish Fork, Utah and (b) other restructuring charges, in the case of clauses (a) and (b), written off by the Borrower in the third quarter of 1998 shall be added back to Consolidated Net Income to the extent such charges were deducted in calculating Consolidated Net Income.

                            ARTICLE II

                          MISCELLANEOUS

          1. Representations and Warranties. The Borrower represents and warrants to each Lender that as of the Effective
Date: (a) this Second Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyances, reorganization, moratorium or similar laws affecting creditors' rights generally, by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and an implied covenant of good faith and fair dealing; (b) the representations and warranties made by the Borrower in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties are expressly stated to relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date); and (c) no Default or Event of Default shall have occurred and be continuing as of the date hereof.

          2. No Other Modifications. Except as expressly modified hereby, all the provisions of the Credit Agreement are and shall continue to be in full force and effect. Each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" and words of like import referring to the Credit Agreement and each reference in any other Loan Document to the Credit Agreement shall mean the Credit Agreement as amended hereby.

          3. Governing Law. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          4. Counterparts. This Second Amendment may be executed by one or more of the parties to this Second Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          5. Effectiveness. This Second Amendment shall become effective as of the date (the "Effective Date") upon which the Administrative Agent shall have received executed counterparts of this Second Amendment from the Borrower and the Required Lenders as specified by Section 10.08(b) of the Credit Agreement.
          IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                              FINGERHUT COMPANIES, INC.,
                               as Borrower



                              By: /s/James M. Wehmann
                              Name:  James M. Wehmann
                              Title: Vice President



                              By:   /s/John C. Manning
                              Name:  John C. Manning
                              Title: Vice President, Finance


                              FINGERHUT CORPORATION,
                               as a Guarantor



                              By:  /s/James M. Wehmann
                              Name: James M. Wehmann
                              Title: Vice President


                              THE CHASE MANHATTAN BANK,
                               as Administrative Agent, as Lender
                               and as an Issuing Bank



                              By:  /s/Steven J. Faliski
                              Name: Steven J. Faliski
                              Title: Vice President


                              THE CHASE MANHATTAN BANK,
                              as Administrative Agent, Issuing
                              Bank and Lender




                              By:
                              Name:
                              Title:


                              NATIONSBANK, N.A.,
                              as Syndication Agent and Lender




                              By:  /s/Mary Carol Daly
                              Name:  Mary Carol Daly
                              Title: Vice President


                              BANK OF AMERICA NATIONAL TRUST &
                              SAVINGS ASSOCIATION, as Issuing
                              Bank and Lender



                              By:  /s/R. Guy Stapleton
                              Name: R. Guy Stapleton
                              Title: Managing Director



                              THE BANK OF NEW YORK, as Lender




                              By: /s/Michael Flannery
                              Name: Michael Flannery
                              Title: Vice President


                              THE BANK OF TOKYO-MITSUBISHI, LTD.,
                              CHICAGO BRANCH, as Lender




                              By: /s/Jeffrey R. Arnold
                              Name: Jeffrey R. Arnold
                              Title: Vice President and Manager


                              COMMERZBANK AG, as Lender




                              By: /s/Timothy Shortly       /s/Marie Chalping
                              Name:  Timothy Shortly         Marie Chalping
                              Title: Senior Vice President   Assistant Treasurer


                              DG BANK DEUTSCHE
                              GENOSSENSCHAFTSBANK, as Lender




                              By: /s/Mark Connelly
                              Name: Mark Connelly
                              Title: Vice President



                              By: /s/Trevor H. Brooks
                              Name: Trevor H. Brooks
                              Title: Assistant Vice President



                              THE FIRST NATIONAL BANK OF CHICAGO,
                              as Lender




                              By:  /s/John Runger
                              Name: John Runger
                              Title: Managing Director


                              NORWEST BANK OF MINNESOTA, NATIONAL
                              ASSOCIATION,
                              as Issuing Bank and Lender




                              By: /s/Douglas A. Lindstrom
                              Name: Douglas A. Lindstrom
                              Title: Assistant Vice President


                              UBS AG, NEW YORK BRANCH, as Lender




                              By:  /s/Paula Mueller
                              Name: Paula Mueller
                              Title: Director



                              By:   /s/Philippe R. Sandmeier
                              Name:   Philippe R. Sandmeier
                              Title:  Director


                              U.S. BANK NATIONAL ASSOCIATION,
                              as Issuing Bank and Lender




                              By:  /s/Greg Wilson
                              Name: Greg Wilson
                              Title: Banking Officer


                              THE BANK OF NOVA SCOTIA, as Lender




                              By: /s/F.C.H. Ashby
                              Name: F.C.H. Ashby
                              Title: Senior Manager Loan Operations


                              DEUTSCHE BANK AG NEW YORK BRANCH
                              AND/OR CAYMAN ISLANDS BRANCH,
                              as Lender




                              By: /s/Susan M. O'Connor
                              Name:  Susan M. O'Connor
                              Title: Director



                              By: /s/Stephan A. Wiedemann
                              Name:  Stephan A. Wiedemann
                              Title: Director


                              FIRST UNION NATIONAL BANK, as
                              Lender




                              By: /s/Mary J. Amatore
                              Name:  Mary J. Amatore
                              Title: Vice President


                              THE INDUSTRIAL BANK OF JAPAN,
                              LIMITED, as Lender




                              By:  /s/Walter R. Wolff
                              Name:  Walter R. Wolff
                              Title:  Joint General Manager


                              NORDDEUTSCHE LANDESBANK
                              GIROZENTRALE NEW YORK BRANCH AND/OR
                              CAYMAN ISLANDS BRANCH,
                              as Lender




                              By:  /s/Stephan K. Hunter
                              Name: Stephan K. Hunter
                              Title: Senior Vice President



                              By: /s/Irene A. Burczynski
                              Name: Irene A. Burczynski
                              Title: Vice President